EXHIBIT 10.23

(Translation)	(Thor.Dor. 13)

Stamp duty paid Baht 5
Under BorRor volume No.
GARUDA	Date September 4, 2006

- Signature -

Land official

LAND SALE AGREEMENT

Description of Land

Land title deed No.     1634     Land No.     6     Survey Page No.     264     Tambol Bangwaitai (Klong 1 Tok) Amphur     Klong Luang     Province      Pathumthani

This Agreement is made on     4     Month     September     B.E.     2549 (2006)     at Land Office of     Pathumthani Province, Klong Luang Branch

between	Mr. Somchai Boonsri 3 1014 00947 92 1	Age	69	Years	Seller	Nationality	Thai

Child of Mr.Sathien-Mrs.Saiyud residing at Soi Areesamphan 8, Rama VI Road No. 1 Moo Tambon Samsennai Amphur Phayathai Province Bangkok Metropolis

and	Fabrinet Co., Ltd. by Mr. Soon Kaewchansilp, Director	Age	-	Years	Purchaser	Nationality	Thai

Child of     -     residing at     Vibhavadeerangsit Road     No.     294     Moo     8     Tambol     Kukot     Amphur     Lamlukka     Province     Pathumthani

Both parties agree to enter into the Agreement with the terms and conditions as follows:

Clause 1. The Seller agrees to sell the above plot of land as a whole to the Purchaser in the amount of Baht     84,318,000     (Baht Eighty Four Million Three Hundred and Eighteen Thousand Only).

Clause 2. The Purchaser agrees to purchase the land as mentioned in Clause 1. from the Seller. The Purchaser has made full payment and the Seller has fully received such payment of land.

Clause 3. Only the land is purchased. No lease, no outstanding local development tax.

Clause 4. The land is purchased for use as the location of the factory.

Clause 5. The Purchaser has been granted approval of the Office of the Board of Investment, OrGor 0906/020395 dated August 31, 2006.

This Agreement is made in three originals with identical contents, two originals are for the Land Office and one original is retained by the Purchaser (this original is for the Purchaser).

Both parties, having thoroughly examined and understood the contents of this Agreement, have hereunder affixed their respective signatures or have their fingerprints printed in the presence of witnesses and the Land Official.

(Signature	of the Seller) - Signature-
(Signature	of the Purchaser) - Signagure-

(Signature	of Witness) - Signature-(Mrs. Srisuda Khachornpai)

(Signature	of Witness) - Signature-(Mrs. Pissamai Meelab)

This Agreement is made in the presence of:

- Signature - (Mr. Supoj Thammatee)	Land Officer
Official Seal

- Signature-	Writer

- Signature -	Examiner

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